Note 12 - Loss Per Share - Schedule of Loss Per Share (Details) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	3 Months Ended
	Mar. 31, 2022	Mar. 31, 2021
Net loss	$ (19,514)	$ (2,046)
Less: Net loss attributable to non-controlling interests	(3,751)	0
Net Income (Loss)	$ (15,763)	$ (2,046)
Basic (in shares)	10,954	0
Basic (in dollars per share)	$ (1.44)	$ 0